UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis, L.P. (the “Operating Partnership”) expects that it will close the issuance and sale of the Notes (defined below) on April 27, 2026. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On April 20, 2026, the Operating Partnership priced an offering of C$850,000,000 aggregate principal amount of its 4.250% Notes due 2034 (the “Notes”). In connection with the offering, the Operating Partnership entered into an Underwriting Agreement, dated April 20, 2026 (the “Underwriting Agreement”), with Scotia Capital Inc. and TD Securities Inc., as the underwriters (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture, dated as of June 8, 2011 (the “Base Indenture”), among Prologis, Inc. (the “Parent”), the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, as supplemented by the fifth supplemental indenture, dated as of August 15, 2013 and the ninth supplemental indenture, dated as of November 3, 2022 (the Base Indenture, as supplemented by the fifth supplemental indenture and ninth supplemental indenture, the “Indenture”) and an Officers’ Certificate, dated April 27, 2026, establishing the term of the Notes, a copy of which has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriters’ discount and offering expenses, are estimated to be approximately C$839.9 million. The Operating Partnership intends to use the net proceeds of the offering for general corporate purposes, which may include the repayment of borrowings under its global lines of credit, a Canadian dollar term loan and possibly other debt.

The Notes will bear interest at a rate of 4.250% per annum and mature on May 15, 2034. The Notes will be senior unsecured obligations of the Operating Partnership.

At any time prior to February 15, 2034 (the “Par Call Date”), the Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of interest (not including any portion of the payments of interest accrued as of the date of redemption) and principal on the Notes to be redeemed from the redemption date to the Par Call Date using as a discount rate the sum of the Government of Canada Yield Rate plus 25.5 basis points. In addition, on or after the Par Call Date, the Notes will be redeemable in whole at any time or in part from time to time, at the Operating Partnership’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed. In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-289636) that the Operating Partnership, the Parent and certain of their wholly-owned subsidiaries filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Operating Partnership, the Parent and certain of their wholly-owned subsidiaries pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated April 20, 2026, and base prospectus, dated August 15, 2025, relating to the public offering of the Notes, the Operating Partnership is filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report on Form 8-K as exhibits to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 20, 2026, between Prologis, L.P., Scotia Capital Inc. and TD Securities Inc.

4.1	Form of Officers’ Certificate related to the 4.250% Notes due 2034.

4.2	PROLOGIS, L.P. 4.250% NOTE DUE 2034.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

	By:	/s/ David Malinger
Date: April 27, 2026		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

	By:	/s/ David Malinger
Date: April 27, 2026		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary